UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant  ☐

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☐      Preliminary Proxy Statement

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☒      Definitive Proxy Statement

☐      Definitive Additional Materials

☐      Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

COLUMBIA FUNDS SERIES TRUST I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA SMALL CAP GROWTH FUND I

April 10, 2020

The Board of Trustees of Columbia Funds Series Trust I, on behalf of the Columbia Small Cap Growth Fund I (the “Fund”), has approved the following changes to the investment policies of the Fund:

(1)	subject to shareholder approval of the Proposal (defined below), changing the Fund’s investment objective as follows:

Current Investment Objective	New Investment Objective

The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor’s (S&P) Small Cap 600® Index.	The Fund seeks long-term capital appreciation.

(2)	subject to shareholder approval of the Proposal (defined below), changing the Fund’s policy of investing at least 80% of its net assets as follows:

Current 80% Policy	New 80% Policy

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the S&P SmallCap 600® Index at the time of purchase (between $86.9 million and $4.5 billion as of January 31, 2020).	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the Russell 2000 Growth Index at the time of purchase (between $11.9 million and $8.1 billion as of January 31, 2020).

These investment policy changes, as described further in the accompanying Proxy Statement, are contingent upon shareholders approving the conversion of the Fund’s investment objective from a “fundamental” investment objective to a “non-fundamental” investment objective (the “Proposal”). If the Proposal is approved, these investment policy changes will take effect as soon as practicable upon completion of the June 30, 2020 special meeting of shareholders, including any adjournments or postponements thereof. Shareholders are strongly encouraged to read the accompanying Proxy Statement and submit their proxies or voting instructions as soon as possible.

PLEASE KEEP THIS NOTICE FOR FUTURE REFERENCE

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA SMALL CAP GROWTH FUND I

225 Franklin Street, Boston, Massachusetts 02110

Important Information to Help You Understand and Vote on the Proposal

This is a brief overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On June 30, 2020, a Special Meeting of Shareholders (the “Meeting”) of Columbia Small Cap Growth Fund I (the “Fund”) will be held at 225 Franklin Street (Room 3200 on the 32nd floor), Boston, MA 02110, at 10:00 a.m. (Eastern). Shareholders of the Fund will be asked to convert the Fund’s investment objective from fundamental to non-fundamental.

You are receiving the Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of the Fund and have the right to vote on this important proposal concerning your investment.

Q.	Why am I being asked to approve converting the Fund’s investment objective from fundamental to non-fundamental?

A.

The Fund’s current investment objective is “fundamental,” which means it cannot be changed without shareholder approval. Shareholders of the Fund are being asked to change the investment objective to “non-fundamental.” Changing the investment objective from “fundamental” to “non-fundamental” will give the Board additional flexibility to potentially make changes to the Fund’s investment objective that the Board deems appropriate in the future to address changing market conditions, or other developments, while saving the Fund’s shareholders the cost and delay of a proxy solicitation.

The Fund currently has a policy of investing at least 80% of its assets in small cap companies by reference to the range of companies in the S&P Small Cap 600® Index (the “80% Policy”). If shareholders approve the proposal and change the Fund’s investment objective from fundamental to non-fundamental, the Board has approved a new non-fundamental investment objective and 80% Policy for the Fund. The Board would also be permitted to make future changes to the Fund’s investment objective without a vote of the Fund’s shareholders.

Additional information regarding the proposal, including the text of the Fund’s current and proposed new investment objective and 80% Policy, is further explained in the section entitled “The Proposal” of the enclosed Proxy Statement.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote FOR the conversion of the Fund’s investment objective from fundamental to non-fundamental.

Q.	Will the Fund pay for this proxy solicitation?

A.

Yes, the Fund will bear the proxy solicitation costs related to the proposal. These expenses are estimated to be approximately $100,500. For additional information, see the section entitled “Other Information – Expenses and Solicitation Activities” in the enclosed Proxy Statement.

Q.	How can I vote my proxy?

A.	You can vote in one of four ways:

•	By telephone (call the toll-free number listed on your Proxy Card)

•	By Internet (using the URL listed on your Proxy Card)

•	By mail (using the enclosed postage prepaid envelope)

•

In person at the Meeting scheduled to occur at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200) on June 30, 2020 at 10:00 a.m. (Eastern). To attend the Meeting in person, you will need proof of ownership of the shares of the Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund. See the enclosed Proxy Statement for more information.

We encourage you to vote as soon as possible. Please refer to the enclosed Proxy Card for information on voting by telephone, Internet or mail.

Q.	Why might I receive more than one Proxy Card?

A.	You may receive separate Proxy Cards if you own shares of the Fund in more than one account. You should vote each card received.

Q.	Whom should I call if I have questions?

A.	If you have questions about the proposal described in the Proxy Statement or about voting procedures, please call the Fund’s proxy solicitor, Computershare Fund Services, toll free at (866) 456-7935.

ii

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA SMALL CAP GROWTH FUND I

To be held on June 30, 2020

A Special Meeting of Shareholders (the “Meeting”) of Columbia Small Cap Growth Fund I (the “Fund”) will be held at 225 Franklin Street, Boston, Massachusetts 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on June 30, 2020. The Board of Trustees (the “Board”) of Columbia Funds Series Trust I is soliciting proxies for the Meeting. At the Meeting, shareholders will be asked:

1.	To approve the conversion of the Fund’s investment objective from fundamental to non-fundamental.

2.	To transact such other business as may properly come before the Meeting.

Please take some time to read the enclosed Proxy Statement. It discusses the proposal in more detail. If, as of the close of business on March 20, 2020, you were a shareholder of the Fund, you may vote at the Meeting or at any adjournment or postponement of the Meeting. In light of the developing situation with COVID-19 (coronavirus), shareholders who wish to attend the Meeting are advised to monitor the Fund’s website for updates regarding attendance at the Meeting. If you cannot attend in person to cast your vote, please vote by mail, telephone or Internet. Just follow the instructions on the enclosed Proxy Card(s). If you have questions, please call the Fund’s proxy solicitor toll free at (866) 456-7935. It is important that you vote. The Board unanimously recommends that you vote FOR the proposal.

By order of the Board of Trustees,

Ryan C. Larrenaga,

Secretary

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA SMALL CAP GROWTH FUND I

225 Franklin Street, Boston, Massachusetts 02110

PROXY STATEMENT

Special Meeting of Shareholders to be held on June 30, 2020

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member thereof, a “Trustee”) of Columbia Funds Series Trust I (the “Trust”), relating to the Special Meeting of shareholders (the “Meeting”) of the Columbia Small Cap Growth Fund I (the “Fund”), that will be held at 225 Franklin Street, Boston, Massachusetts 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on June 30, 2020 and any adjournments or postponements thereof. It is expected that this Proxy Statement will be mailed to shareholders on or about April 10, 2020.

The purpose of the Meeting is to ask shareholders of the Fund to convert the Fund’s investment objective from fundamental to non-fundamental (the “Proposal”). The Board unanimously recommends that shareholders vote FOR the Proposal.

Proxy Voting and Shareholder Meeting Information

Proxy Solicitation

Shareholders or the persons named as their proxies may cast votes in their discretion on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to the Proposal, in the event that sufficient votes in favor of the Proposal are not received.

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you return your signed Proxy Card without instructions, your votes will be cast FOR the Proposal. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the Proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

Revocation of Proxies and Voting Instructions

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Fund’s proxy solicitor at Computershare Fund Services,

c/o Operations Department, 2950 Express Drive South, Suite 210, Islandia, New York 11749, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or Internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call Computershare Fund Services toll free at (866) 456-7935.

Quorum and Methods of Tabulation

A quorum is required to take action on the Proposal. Thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. Abstentions, withheld authority and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be considered a vote cast.

In the event that a quorum of shareholders of the Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of the Fund at the close of business on March 20, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of the Fund held on the Record Date is listed in Appendix A. Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

Conversion of the Fund’s investment objective from fundamental to non-fundamental requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on the Proposal.

Voting Information

Additional information about the Fund is available in the Fund’s prospectus, statement of additional information and annual and semiannual reports to shareholders. The Fund’s most recent annual and semiannual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 30, 2020

This Proxy Statement and the Notice of Special Meeting are available at www.proxy-direct.com/col-31177.

THE PROPOSAL

The Board has approved, on behalf of the Fund, the conversion of the Fund’s investment objective from a “fundamental” investment objective to a “non-fundamental” investment objective, subject to approval by the Fund’s shareholders. “Fundamental” investment objectives and policies require shareholder approval to change. Changing the investment objective from “fundamental” to “non-fundamental” will give the Board additional flexibility to make any changes to the Fund’s investment objective that it deems appropriate in the future to address changing market conditions or other developments, while saving the Fund’s shareholders the cost and delay of a proxy solicitation. If shareholders approve the Proposal and change the Fund’s investment objective from fundamental to non-fundamental, the Board will be permitted to make future changes to the Fund’s investment objective without a vote of the Fund’s shareholders.

Shareholders of the Fund are only being asked to approve the conversion of the Fund’s investment objective from fundamental to non-fundamental. If shareholders approve the Proposal, a new investment objective (the “New Investment Objective”) that has been approved by the Board will take effect as soon as practicable following the Meeting. Columbia Threadneedle recommended that the Board approve the New Investment Objective to provide for increased investment flexibility. The current investment objective and New Investment Objective are shown in the table below:

Current Investment Objective	New Investment Objective
The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor’s (S&P) Small Cap 600® Index.	The Fund seeks long-term capital appreciation.

The Fund has adopted a non-fundamental policy of investing its assets in equity securities of small cap companies defined by reference to the Standard & Poor’s (S&P) Small Cap 600® Index (the “Current 80% Policy”). If shareholders approve the Proposal, the Board has also approved, on behalf of the Fund, a revised non-fundamental 80% policy (the “New 80% Policy”) to replace the Current 80% Policy. The SEC requires a registered investment company with a term such as “small cap” in its name to adopt a policy generally requiring that 80% of its net assets be invested in investments that are consistent with its name. Pursuant to this requirement, the Fund has adopted the Current 80% Policy. Columbia Threadneedle recommended that the Board adopt the New 80% Policy to align the Fund’s 80% policy with its performance benchmark index, the Russell 2000 Growth Index. The New 80% Policy will allow the Fund to count towards compliance with its policy equity securities of companies with both a smaller and larger capitalization than those that count towards compliance with the Current 80% Policy. Securities of smaller capitalization companies may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. The Current 80% Policy and New 80% Policy are shown in the table below:

Current 80% Policy	New 80% Policy
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the S&P SmallCap 600® Index at the time of purchase (between $86.9 million and $4.5 billion as of January 31, 2020).	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the Russell 2000 Growth Index at the time of purchase (between $11.9 million and $8.1 billion as of January 31, 2020).

Required Vote and Recommendation

Conversion of the Fund’s investment objective from fundamental to non-fundamental requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

OTHER INFORMATION

Columbia Threadneedle, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager of the Fund and the other Columbia Funds. Columbia Management Investment Distributors, Inc. (the “Distributor”), also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of the Fund. Columbia Threadneedle and Columbia Management Investment Distributors, Inc. are subsidiaries of Ameriprise Financial, Inc.

Other Matters to Come Before the Meeting

Columbia Threadneedle does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual Trustee must send written communications to the Trust, c/o the Secretary, 225 Franklin Street, Boston, Massachusetts 02110, addressed to the Board of Trustees of the Fund or the individual Trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of the Fund.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable by the Board. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust, including submitting nominees for election as Trustees, should send their written proposals to the Trust, c/o the Secretary, 225 Franklin Street, Boston, Massachusetts 02110. Proposals must be received in a reasonable time before the Trust begins to print and mail the proxy materials for a shareholders’ meeting. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of any class of the Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of the Fund’s voting securities is presumed to be a “control person” (as defined in the Investment Company Act of 1940) of the Fund. Columbia Funds managed by Columbia Threadneedle may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. The Trustees and officers of the Trust, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares as of the Record Date.

Expenses and Solicitation Activities

The Fund will bear all of the costs of the proxy solicitation related to the Proposal. These expenses are estimated to be approximately $100,500.

Computershare Fund Services will provide shareholder meeting services and assist in soliciting and tracking votes. The cost for such services is expected to be approximately $80,500 (which is reflected in the overall expenses noted in the preceding paragraph). The agreement with Computershare provides for indemnification of Computershare in certain circumstances, includes typical representations and warranties, sets forth service level standards and requires Computershare to keep certain information confidential. In addition to the use of the mail, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trust, Columbia Threadneedle, Columbia Management Investment Distributors, Inc. and the Fund’s transfer agent, Columbia Management Investment Services Corp.

Fiscal Year

The last fiscal year end for the Fund was August 31, 2019.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by calling (866) 456-7935 or writing to the Fund at the following address: 225 Franklin Street, Boston, Massachusetts 02110, Attention: Secretary. Copies of this Proxy Statement and the accompanying Notice of Special Meeting are also available at www.proxy-direct.com/col-31177.

Shareholder Reports

The Fund’s most recent semiannual and annual reports previously have been mailed to shareholders. The Fund will furnish, without charge, a copy of its most recent annual shareholder report and semi-annual shareholder report on request. Additional copies of any of these documents are available by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga,

Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

APPENDIX A

Shares Outstanding

As of the Record Date, the Fund had outstanding the following number of shares of the classes indicated below and each class of the Fund is entitled to the following number of votes as indicated below.

Fund		A	Adv	C	Inst	Inst2	Inst3	R	Total
Columbia Small Cap Growth Fund I	Shares Outstanding	15,530,050	1,771,255	887,020	19,798,463	2,084,002	4,429,750	145,832	44,646,372
	# Votes Class is Entitled	209,500,378	27,543,021	9,109,692	288,661,584	30,801,544	66,401,957	1,914,780	633,932,955

Principal Holders and Control Persons

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) The Fund is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.

Fund	Beneficial Owner Name and Address	Share Class	Percentage of Class Owned
Columbia Small Cap Growth Fund I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	23.31%

		Class C	24.68%

		Class Inst	13.08%

	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Class Inst	10.63%

	BARRY ANDERSON DON LOWER TODD WHITL C/O FASCORE ANDERSON LOWER WHITLOW PC 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	13.49%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	10.14%

		Class Inst	5.79%

	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	6.54%

Fund	Beneficial Owner Name and Address	Share Class	Percentage of Class Owned
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	8.41%

	FSTC FBO HORIZON TRUST & INVESTMEN 1 RIGHTER PKWY STE 120 WILMINGTON DE 19803-1533	Class Inst3	8.86%

	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	8.71%

	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	24.10%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	6.34%

	MATT KAVET FBO C/O FASCORE BOSTON AMERICA CORP 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	11.09%

	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Inst	8.45%

		Class A	11.79%

		Class C	8.23%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	7.55%

		Class Adv	36.85%

		Class Inst2	25.83%

		Class Inst3	14.82%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	41.57%

		Class C	6.70%

		Class Inst2	13.81%

Fund	Beneficial Owner Name and Address	Share Class	Percentage of Class Owned
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	8.06%

	RELIANCE TRUST CO CUST 1100 ABERNATHY RD ATLANTA GA 30328-5620	Class R	27.40%

	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R	7.39%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	10.17%

	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.79%

		Class Inst	6.21%

	VANGUARD FDUCIARY TRUST CO PO BOX 2600 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Class Inst2	38.75%

		Class Inst3	14.53%

	VOYA INSTITUTIONAL TRUST COMPANY CUST FBO CORE MARKET RETIREMENT PLANS 30 BRAINTREE HILL OFFICE PARK BRAINTREE MA 02184-8747	Class Adv	12.32%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	25.90%

		Class Inst	8.11%

PXY000_00_005_(04/20)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street, 32nd Floor, Room 3200 Boston, MA 02110 on June 30, 2020

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA SMALL CAP GROWTH FUND I

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2020

The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement for the Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, 32nd Floor, Room 3200, Boston, Massachusetts 02110, on June 30, 2020, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

COL_31177_040220_BK2_SCG

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on June 30, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31177

Please detach at perforation before mailing.

THE BOARD OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal	FOR	AGAINST	ABSTAIN
1.

To approve changing the Fund’s investment objective of seeking capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor’s (S&P) Small Cap 600® Index from a fundamental policy to a non-fundamental policy. If approved, the Fund will adopt a new non-fundamental investment objective to seek long-term capital appreciation.

		☐	☐	☐

To transact such other business as may properly come before the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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xxxxxxxxxxxxxx	SCG1 31177	M xxxxxxxx